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                                                                   Exhibit 10.4

                       THIRD AMENDMENT TO CREDIT AGREEMENT

                  THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 14, 1998, among BIG FLOWER PRESS HOLDINGS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA NT & SA and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Co-Agents (the "Co-Agents"), CREDIT SUISSE FIRST BOSTON, as Documentation Agent (the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement as amended hereby.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the Banks, the Co-Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of June 12, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

                  WHEREAS, Treasure Chest, Webcraft Inc. (formerly known as Webcraft Technologies, Inc.) ("Webcraft") and Big Flower Digital Services, Inc. ("BF Digital"), each a Wholly-Owned Subsidiary of the Borrower, wish to create a limited liability company which shall be an Unrestricted Subsidiary (the "Special Unrestricted Leasing Subsidiary"), which, in turn, will create an Unrestricted Subsidiary (the "Special Purpose Leasing Trust") for the purpose of entering into certain leasing transactions as described herein;

                  WHEREAS, in connection with the creation of the Special Unrestricted Leasing Subsidiary and the Special Purpose Leasing Trust, the Borrower has requested that the Administrative Agent and the Banks waive certain requirements for the creation of an Unrestricted Subsidiary contained in the Credit Agreement and grant certain consents and make certain amendments to the Credit Agreement as set forth herein; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement and grant the waivers and consents as herein provided;

                  NOW, THEREFORE, it is agreed:


I.       Amendments, Waivers and Consents to Credit Agreement.

                  1. Notwithstanding anything to the contrary contained in Sections 9.05, 9.11 and 9.13(a) of the Credit Agreement and the definition of Unrestricted Subsidiary contained therein but subject to the proviso to this
Section 1 below, the Banks acknowledge

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and agree that (i) Treasure Chest, Webcraft and BF Digital shall be permitted to form the Special Unrestricted Leasing Subsidiary which shall be deemed to be an Unrestricted Subsidiary for all purposes of the Credit Agreement, (ii) the Special Unrestricted Leasing Subsidiary shall not be required to engage in a Media Business and (iii) Treasure Chest, Webcraft and BF Digital shall be permitted to make initial Investments in the Special Unrestricted Leasing Subsidiary in an aggregate amount for all such entities not to exceed
$7,500,000, so long as the proceeds of such Investments are used by the Special Unrestricted Leasing Subsidiary as soon as reasonably practicable to make an Investment in the Special Purpose Leasing Trust, which, in turn, shall as soon as reasonably practicable use the proceeds thereof to make an advance payment on rent owing by it pursuant to lease agreements to be entered into between it and a foreign corporation in respect of certain property located outside the United States (the "Lease Documents") (it being understood that the Investments referred to in clause (iii) above are independently permitted hereby and shall not be applied to reduce the Available Basket Amount as provided in the definition of Unrestricted Subsidiary); provided that (w) at the time of the creation of the Special Unrestricted Leasing Subsidiary, all of the equity interests in the Special Unrestricted Leasing Subsidiary shall be owned by Treasure Chest, Webcraft and BF Digital and shall be pledged to the Collateral Agent pursuant to the Pledge and Security Agreement, (x) the Special
Unrestricted Leasing Subsidiary shall (and shall be permitted to) become a party to an amended Tax Sharing Agreement (the "Amended Tax Sharing Agreement"), providing, inter alia, that Treasure Chest, Webcraft and BF Digital (and, at the option of the Borrower, any other Credit Party) shall be jointly and severally obligated to make payments to (or Investments in) the Special Unrestricted Leasing Subsidiary from time to time to the extent necessary to ensure that the Special Unrestricted Leasing Subsidiary shall have sufficient funds to pay interest, principal and other amounts owing pursuant to the SULS Loan Agreement as and when due, (y) the Special Unrestricted Leasing Subsidiary shall not engage (directly or indirectly) in any business other than (1) the ownership of all of the equity interests in the Special Purpose Leasing Trust, (2) entering into and performing its obligations under the Lease Documents and (3) activities incidental thereto and to (I) the maintenance of its existence in compliance with applicable law and (II) related legal, tax and accounting matters and (z) all Investments made by Treasure Chest, Webcraft and BF Digital in the Special Unrestricted Leasing Subsidiary and by the Special Unrestricted Leasing Subsidiary in the Special Purpose Leasing Trust pursuant to clause (iii) above (but not pursuant to clause (x) of the proviso thereto) shall be made on or prior to March 31, 1998.

                  2. Notwithstanding anything to the contrary contained in Sections 9.05, 9.11 and 9.13(a) of the Credit Agreement and the definition of Unrestricted Subsidiary contained therein but subject to the proviso to this
Section 2 below, the Banks acknowledge and agree that the Special Purpose Leasing Trust (i) shall be an Unrestricted Subsidiary for all purposes of the Credit Agreement and (ii) shall not be required to engage in a Media Business; provided that (x) at the time of its creation, the Special Purpose Leasing Trust shall become a party to the Amended Tax Sharing Agreement and (y) the Special Purpose Leasing Trust shall not engage (directly or indirectly) in any business other than the entering


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into, and performance of its obligations under, the Lease Documents, and activities incidental thereto and to (I) the maintenance of its existence in compliance with applicable law and (II) related legal, tax and accounting matters.

                  3. Section 9.03(ii) of the Credit Agreement is hereby amended by inserting the text "or any family members of any such individuals" immediately after the text "directors, executive officers, members of management or employees of Parent or any of its Affiliates" appearing in said Section.

                  4. Section 9.04(ix) of the Credit Agreement is hereby amended by inserting the text ", Treasure Chest, Webcraft, BF Digital or any other Credit Party" immediately after the text "the Borrower" appearing in said Section.

                  5. Section 9.04(xvii) of the Credit Agreement is hereby amended by deleting the amount "$75,000,000" appearing in said Section and inserting the amount "$100,000,000" in lieu thereof.

                  6. Section 9.04 of the Credit Agreement is hereby further amended by (i) deleting the word "and" appearing at the end of clause (xvi) of said Section, (ii) deleting the period at the end of clause (xvii) of said Section and inserting the text "; and" in lieu thereof, (iii) inserting the following new clause (xviii) at the end of said Section:

                           "(xviii) Guaranties of Parent and/or any of its
                  Subsidiaries of the payment of principal, interest and all other amounts owing by the Special Unrestricted Leasing Subsidiary pursuant to the SULS Loan Agreement."

and (iv) deleting the amount "$115,000,000" appearing in the last paragraph thereof and inserting in lieu thereof the amount "$140,000,000".

                  7. Section 9.05 of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing at the end of clause (xviii) of said Section, (ii) deleting the period at the end of clause (xix) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (xx) at the end of said Section:

                           "(xx) Treasure Chest, Webcraft, BF Digital and any
                  other Credit Party may make Investments in the Special Unrestricted Leasing Subsidiary pursuant to the Amended Tax Sharing Agreement or any other Guaranty referred to in Section 9.04(xviii) in such amounts as may be required to enable the Special Unrestricted Leasing Subsidiary to pay principal, interest and other amounts owing pursuant to the SULS Loan Agreement when and as due."

                  8. Section 9.06 of the Credit Agreement is hereby amended by
(i) adding the following phrase at the end of clause (i) thereof:


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         "or, at any time and to the extent that any Dividend is permitted to be paid by the Borrower to Parent pursuant Section 9.03(iii) or (vi), the Borrower, Treasure Chest, Webcraft, BF Digital and/or any other Credit Party may, in lieu of the Borrower paying the amounts permitted to be paid as a Dividend pursuant to such Sections, pay management fees to Parent so long as all proceeds of the respective management fees are used by Parent to make the payments which would be required to be made by it if such amount had been paid as a Dividend pursuant to, and in accordance with the requirements of, Section 9.03(iii) or (vi), as the case may be; provided that such management fees shall be alternative to and not duplicative of any Dividends paid (and permitted to be paid) pursuant to said subsections", and (ii) deleting the text "Without limiting the foregoing provisions of" appearing in the last sentence of said Section and inserting the text "Except as otherwise permitted by" in lieu thereof.

                  9. The definition of "Consolidated Debt" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "and any Guaranty by the Borrower, Treasure Chest, Webcraft, BF Digital and any other Credit Party of any amounts owing by the Special Unrestricted Leasing Subsidiary pursuant to SULS Loan Agreement as provided in the Amended Tax Sharing Agreement or any other Guaranty of the SULS Loan Agreement referred to in Section 9.04(xviii)" immediately after the text "(other than unreimbursed drawings)" appearing in said definition.

                  10. The definition of "Consolidated Net Interest Expense" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the following new sentence immediately at the end thereof:

         "Notwithstanding anything to the contrary contained above, to the extent any amounts are paid to, or invested in, the Special Unrestricted Leasing Subsidiary as contemplated by Section 9.05(xx), such amounts shall not be included as a component of Consolidated Net Interest Expense and, to the extent such amounts would otherwise be so included therein, such amounts shall be excluded therefrom."

                  11. Section 10 of the Credit Agreement is hereby amended by
(i) deleting the definition of "WTI" appearing in said Section in its entirety and (ii) inserting the following new definitions in appropriate alphabetical order:

                  "Amended Tax Sharing Agreement" shall mean the Tax Sharing Agreement, dated as of March 19, 1996, as amended as contemplated by Section 1 of the Third Amendment.

                  "BF Digital" shall mean Big Flower Digital Services, Inc. a Delaware corporation.


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                  "Special Purpose Leasing Trust" shall mean a special purpose
Delaware business trust to be formed by (and thereafter to be a direct Wholly-Owned Subsidiary of) the Special Unrestricted Leasing Subsidiary.

                  "Special Unrestricted Leasing Subsidiary" shall mean a Delaware limited liability company to be formed by Treasure Chest, Webcraft and BF Digital (and thereafter to be a direct subsidiary of Treasure Chest, Webcraft and BF Digital and an indirect Wholly-Owned Subsidiary of the Borrower).

                  "SULS Loan Agreement" shall mean the Loan Agreement to be entered into between Bankers Trust Company (and/or one or more other lenders) and the Special Unrestricted Leasing Subsidiary, which Loan Agreement shall make available to the Special Unrestricted Leasing Subsidiary on the terms provided therein loans in an aggregate principal amount not to exceed $17,500,000 at any time outstanding; and any refinancing (or successive refinancing) thereof which does not increase the principal amount thereof from the amount outstanding at the time of such refinancing.

                  "Third Amendment" shall mean the Third Amendment to this Agreement, dated as of January 14, 1998.

                  "Webcraft" shall mean Webcraft Inc., a Delaware corporation, formerly known as Webcraft Technologies, Inc.

                  12. The Credit Agreement is hereby amended by deleting each reference to "WTI" appearing therein and inserting the word "Webcraft" in lieu thereof.

II.      Miscellaneous Provisions.

                  I. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Third Amendment Effective Date, both before and immediately after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).


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                  2. This Amendment is limited as specified and shall not
constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                         *          *          *


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                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                     BIG FLOWER PRESS HOLDINGS, INC.

                                     By----------------------------------------
                                       Title:

                                     BANKERS TRUST COMPANY,
                                       Individually and as Administrative Agent

                                     By----------------------------------------
                                       Title:

                                     CREDIT SUISSE FIRST BOSTON,
                                       Individually

                                     By----------------------------------------
                                       Title:

                                     By----------------------------------------
                                       Title:

                                     CREDIT SUISSE FIRST BOSTON,
                                       as Documentation Agent

                                     By----------------------------------------
                                       Title:

                                     By----------------------------------------
                                       Title:
                                     ABN AMRO BANK N.V.,


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                                     NEW YORK BRANCH

                                     By----------------------------------------
                                       Title:

                                     By----------------------------------------
                                       Title:

                                     ALLIED IRISH BANK

                                     By----------------------------------------
                                       Title:

                                     BANK OF AMERICA NT & SA

                                     By----------------------------------------
                                       Title:

                                     BANKBOSTON, N.A.

                                     By----------------------------------------
                                       Title:

                                     BANK OF MONTREAL

                                     By----------------------------------------
                                       Title:


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



                                     THE BANK OF NEW YORK

                                     By----------------------------------------
                                       Title:

                                     BANQUE PARIBAS

                                     By----------------------------------------
                                       Title:

                                     CORESTATES BANK, N.A.

                                     By----------------------------------------
                                       Title:

                                     CAISSE NATIONALE DE CREDIT

                                   AGRICOLE

                                     By----------------------------------------
                                       Title:

                                     CITY NATIONAL BANK

                                     By----------------------------------------
                                       Title:


                                       9
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                                     CREDIT LYONNAIS NEW YORK
                                   BRANCH

                                     By----------------------------------------
                                       Title:

                                       DAI-ICHI KANGYO BANK, LIMITED

                                     By----------------------------------------
                                       Title:

                                     DRESDNER BANK AG, NEW YORK
                                   AND GRAND CAYMAN BRANCHES

                                     By----------------------------------------
                                       Title:

                                     By----------------------------------------
                                       Title:

                                     THE FUJI BANK, LIMITED
                                      NEW YORK BRANCH

                                     By----------------------------------------
                                       Title:


                                       10
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                                     GIROCREDIT BANK AG DER
                                      SPARKASSEN, GRAND CAYMAN
                                      ISLAND BRANCH

                                     By----------------------------------------
                                       Title:

                                     By----------------------------------------
                                       Title:

                                             IMPERIAL BANK

                                     By----------------------------------------
                                       Title:

                                     THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED

                                     By----------------------------------------
                                       Title:

                                     THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD. NEW YORK BRANCH


                                       11
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                                     By----------------------------------------
                                       Title:

                                     NATIONSBANK, N.A.

                                     By----------------------------------------
                                       Title:

                                     SUMITOMO BANK OF CALIFORNIA

                                     By----------------------------------------
                                     Title:

                                     THE TOKAI BANK, LIMITED

                                     By----------------------------------------
                                       Title:

                                     TOYO TRUST & BANKING CO., LTD

                                     By----------------------------------------
                                       Title:

          UNION BANK OF CALIFORNIA, N.A.

                                     By----------------------------------------
                                       Title:

                                     THE YASUDA TRUST & BANKING
                                     CO., LTD., NY BRANCH

                                     By----------------------------------------
                                     Title: